                                                                    EXHIBIT 10.1

                         [LETTERHEAD OF EEX CORPORATION]

                                  July 16, 2002

BP Exploration & Production Inc.
Attention:  Mr. E. Peter Zseleczky
501 WestLake Park Boulevard
Houston, Texas 77079

                                 Re:  AMENDATORY LETTER
                                      Asset Purchase, Farmout & Joint
                                      Exploration Agreement dated March 1, 2002
                                      Treasure Island Project
                                      OCS Gulf of Mexico

Gentlemen:

This Amendatory Letter is by and between EEX Corporation ("EEX"), and BP Exploration & Production Inc. ("BP"). EEX and BP are sometimes hereinafter referred to collectively as the "Parties". Capitalized terms used in this Amendatory Letter but not otherwise defined herein shall have the meaning ascribed to them in the "Agreement" (as hereinafter defined).

WHEREAS, under date of March 1, 2002, EEX and BP entered into that certain Asset Purchase, Farmout & Joint Exploration Agreement ("Agreement"), whereby BP acquired certain interests in oil and gas leases on the OCS Shelf, and BP and EEX agreed to cooperate in further evaluation of such leases, the acquisition of additional oil and gas leases, and possibly, in the drilling of future wells as further set forth in the Agreement.

WHEREAS, since the date of execution of the Agreement, it has been determined that OCS-G 14505 (Ship Shoal Block 261) expired of its own terms prior to the date that the Parties executed the Agreement.

WHEREAS, since the date of execution of the Agreement, OCS-G 18020 (Ship Shoal Block 260) has expired of its own terms.

WHEREAS, since the date of execution of the Agreement, OCS-G 23905 (Ship Shoal Block 212) and OCS-G 23908 (Ship Shoal Block 235) have been awarded by the MMS

July 16, 2002-Amendatory Letter-Treasure Island Project-(Page 2)


to the Parties as a result of their successful bids placed on such lease blocks at OCS Lease Sale No. 182.

WHEREAS, the Parties desire a) to amend the Agreement to provide for an appropriate reduction in the Project Costs as a result of the expiration of OCS-G 14505 (Ship Shoal Block 261) prior to the execution date of the Agreement; and, b) to amend Exhibit "A" and Exhibit "D" of the Agreement to provide for deletion and/or addition of reference certain leases listed therein as a result of expiration and/or acquisition of such leases.

NOW, THEREFORE, for and in consideration of the premises, EEX and BP hereby covenant and agree as follows:

   1. The initial paragraph of Section 4 (BP Work Commitment, Seismic and Lease Acquisition) is amended to change the amount of Project Costs, as referenced therein, from five million dollars ($5,000,000.00) to four million seven hundred and two thousand five hundred sixty-nine dollars and thirty cents ($4,702,569.30), and from three million dollars ($3,000,000.00) to two million seven hundred and two thousand five hundred sixty-nine dollars and thirty cents ($2,702,569.30), respectively.
   2. Subparagraph 2. of Section 5 (Failure to Fund Work Commitment, Seismic and Lease Acquisition) is amended to change the amount from three million dollars ($3,000,000.00) to two million seven hundred and two thousand five hundred sixty-nine dollars and thirty cents ($2,702,569.30).
   3. The second item (as referenced by a dot) under Section 6 (Initial Well Commitment) is amended to change the amount from five million dollars ($5,000,000.00) to four million seven hundred and two thousand five hundred sixty-nine dollars and thirty cents ($4,702,569.30).
   4. Section 8 (Full Expenditure of Project Costs) is amended to change the reference from five million dollars ($5,000,000.00) to four million seven hundred and two thousand five hundred sixty-nine dollars and thirty cents ($4,702,569.30).
   5. Subparagraph 2. and the second item (as referenced by a dot) under Subsection B) of Section 9 (Initial Well Termination Events) are both amended to change the reference from five million dollars ($5,000,000.00) to four million seven hundred and two thousand five hundred sixty-nine dollars and thirty cents ($4,702,569.30).
   6. Exhibit "A" to the Agreement is deleted in its entirety, and substituted therefor is the revised Exhibit "A" attached hereto as Attachment "1".
   7. Exhibit "A" of the Offshore Operating Agreement attached as Exhibit "D" to the Agreement is hereby deleted in its entirety, and substituted therefor is the revised Exhibit "A" attached hereto as Attachment "2".
   8. Except as amended hereby, the Agreement shall continue in full force and effect and EEX and BP ratify and confirm the Agreement as amended hereby.

July 16, 2002-Amendatory Letter-Treasure Island Project-(Page 3)


Upon execution on behalf of BP, each of the Parties has caused this Amendatory Letter to be executed as of the date shown above, and to be effective as of the date hereof.

                                            Sincerely yours,

                                            EEX CORPORATION

                                            /s/ Ben Davis
                                            Ben Davis
                                            Land Manager


BP EXPLORATION & PRODUCTION INC.

By:     /s/ O. Kirk Wardlaw
   --------------------------------
Printed Name: O. Kirk Wardlaw
             ----------------------
Title:    Attorney-in-Fact
      -----------------------------

                                 ATTACHMENT "1"
          To that certain Amendatory Letter dated July 16, 2002, by and between EEX Corporation and BP Exploration & Production Inc.

                                  EXHIBIT 'A'
 Attached to and made a part of that certain Joint Venture Agreement dated March 1, 2002, by and between
              BP Exploration & Production Inc. and EEX Corporation

SECTION I:  EEX Owned Leases

                                                                 EXPIRATION
PROSPECT            AREA NAME          BLOCK NO.      OCS-G         DATE             RI              WI             NRI
------------------------------------------------------------------------------------------------------------------------------------
Dawson              S. Timbalier          188         21670*      4/30/05        16.66667%       100.00000%      83.33333%
                                          224         21673       4/30/05        16.66667%       100.00000%      83.33333%
                                          226         21674       4/30/05        16.66667%       100.00000%      83.33333%
                                          227         21675       4/30/05        16.66667%       100.00000%      83.33333%

Blackbeard, W.      S. Timbalier          141         21665       4/30/05        16.66667%       100.00000%      83.33333%
                                          142         21666       4/30/05        16.66667%       100.00000%      83.33333%
                                          167         21668       4/30/05        16.66667%       100.00000%      83.33333%
                                          168         21669       4/30/05        16.66667%       100.00000%      83.33333%
                    Ship Shoal            188**       22712       4/30/06        16.66667%       100.00000%      78.33330% ***

Blackbeard, E.      S. Timbalier          144         21667       6/30/05        16.66667%       100.00000%      83.33333%

Morgan              S. Timbalier          215         21672       4/30/05        16.66667%       100.00000%      83.33333%
                    Ship Shoal            211         22714       4/30/06        16.66667%       100.00000%      83.33333%
                    Ship Shoal            236         22716       4/30/06        16.66667%       100.00000%      83.33333%


Capt. Kidd          Ship Shoal               260**       18020       6/30/02        16.66667%        20.00000%      16.26667%   ***
                                             263         21658       4/30/05        16.66667%       100.00000%      83.33333%
                                             281         21660       4/30/05        16.66667%       100.00000%      83.33333%
                                             282         22720       4/30/06        16.66667%       100.00000%      83.33333%


Bellamy             Ship Shoal               306         22724       4/30/06        16.66667%       100.00000%      83.33333%
                    Ship Shoal               331         21661       4/30/05        16.66667%        50.00000%      41.66667%

Lafitte             Eugene Island            222         22672       4/30/06        16.66667%       100.00000%      83.33333%
                                             223         21640       4/30/05        16.66667%       100.00000%      83.33333%

Barataria           S. Marsh Island           80**       14439         HBP          16.66667%        11.25000%       9.15000%   ***

  *Lease covers only S 1/2 and NE 1/4 of Block.
 **Depth Limitations
   SS 188 - EEX owns 100% Operating Rights WI from 17,000' subsea down to
                100,000' subsea.
   SS 260 - EEX owns 20% WI below 12,000' TVD.
   SMI 80 - S/2 N/2 N/2; S/2 N/2; S/2: EEX owns 11.25% WI below the stratigraphic equivalent of the deepest productive reservoir discovered in the field which is defined as the base of the 11200' Sand as seen in the OCS-G 14439 Well No. A-5 ST at approximately 13,146' MD; and
            N/2 N/2 N/2:  EEX owns 11.25% WI below 9,000' subsea.

***SS 188 burdened by 5% ORI to Aviara Energy Corporation.
   SS 260 and SMI 80 burdened by 2% ORI in favor of Lee B. Backsen, et al.

EEX is designated Operator of all Leases except OCS-G 18020
(Ship Shoal Block 260), OCS-G 21661 (Ship Shoal Block 331) and OCS-G 14439 (South Marsh Island Block 80)

SECTION II:  Leases Acquired by the Parties at OCS Lease Sale No. 182

                                                                    EXPIRATION
PROSPECT            AREA NAME              BLOCK NO.     OCS-G         DATE             RI              WI             NRI
---------------------------------------------------------------------------------------------------------------------------------
Morgan              Ship Shoal               212         23905       6/30/07        16.66667%       25.00000%       20.83333%
                                             235         23908       6/30/07        16.66667%       25.00000%       20.83333%

Blackbeard, W.      Ship Shoal               186         23904       4/30/07        16.66667%       25.00000%       20.83333%

Bellamy             Ship Shoal               309         23916       5/31/07        16.66667%       25.00000%       20.83333%
                                             310         23917       5/31/07        16.66667%       25.00000%       20.83333%

Lafitte             Eugene Island            201         23870       4/30/07        16.66667%       25.00000%       20.83333%


SECTION III:  Currently Existing Agreements

               1. Offshore Operating Agreement attached as Exhibit "B-3" to that certain Amended Acquisition & Management Agreement dated March 5, 1994, by and between General Atlantic Resources, Inc., General Atlantic Oils Ltd., General Atlantic Gulf Coast, Inc. and Taurus Exploration U.S.A., Inc., covering OCS-G 14439 (South Marsh Island Block 80).

               2. Offshore Operating Agreement dated August 1, 1997, by and between UMC Petroleum Corporation, Taurus Exploration U.S.A., Inc. and Smacko, Ltd., covering OCS-G 10820 (Ship Shoal Block 260).

               3. Offshore Operating Agreement dated May 1, 2000, by and between Remington Oil & Gas Corporation and EEX Corporation, covering OCS-G 21661 (Ship Shoal Block 331).

               4. Letter Agreement dated January 22, 2002, by and between Aviara Energy Corporation and EEX Corporation, covering OCS-G 22712 (Ship Shoal 188).

                                 ATTACHMENT "2"
    To that certain Amendatory Letter dated July 16, 2002, by and between EEX
                Corporation and BP Exploration & Production Inc.

                                   EXHIBIT "A"
 Attached to and made a part of that certain Offshore Operating Agreement dated
   March 1, 2002, by and between BP Exploration & Production Company and EEX
                                  Corporation.

SECTION I:  LEASES AND WORKING INTERESTS OF THE PARTIES

                                                        WORKING INTEREST
                                                     ---------------------
OCS #             AREA/BLOCK                         BP                EEX
-----             ------------------                 --                ---
21665             South Timbalier 141                75%               25%
21666             South Timbalier 142                75%               25%
21667             South Timbalier 144                75%               25%
21668             South Timbalier 167                75%               25%
21669             South Timbalier 168                75%               25%
21670             South Timbalier 188*               75%               25%
21672             South Timbalier 215                75%               25%
21673             South Timbalier 224                75%               25%
21674             South Timbalier 226                75%               25%
21675             South Timbalier 227                75%               25%
23904             Ship Shoal 186                     75%               25%
22712             Ship Shoal 188**                   75%               25%
22714             Ship Shoal 211                     75%               25%
23905             Ship Shoal 212                     75%               25%
23908             Ship Shoal 235                     75%               25%
22716             Ship Shoal 236                     75%               25%
21658             Ship Shoal 263                     75%               25%
21660             Ship Shoal 281                     75%               25%
22720             Ship Shoal 282                     75%               25%
22724             Ship Shoal 306                     75%               25%
23916             Ship Shoal 309                     75%               25%
23917             Ship Shoal 310                     75%               25%


21661             Ship Shoal 331              37.5%             12.5%
23870             Eugene Island 201             75%               25%
22672             Eugene Island 222             75%               25%
21640             Eugene Island 223             75%               25%
14439             South Marsh Island 80***  8.4375%           2.1825%

*OCS-G 21670 covers only the South Half and Northeast Quarter of South Timbalier Block 188.
**Only as to depths below 17,000 feet.
***South Half and South Three-Fourths of North Half-Only as to depths below 11,200' Sand as seen in OCS-G 14439 Well No. A-5 ST at depth of approximately 13,146' measured depth. North One-Fourth of North Half-Only as to depths below 9,000' subsea.

SECTION II:  OPERATOR

BP is designated as the Operator of all blocks except for OCS-G 21661 (Ship Shoal Block 331), and OCS-G 14439 (South Marsh Island Block 80), which are covered by existing operating agreements naming other parties as Operator.

SECTION III: DESCRIPTION OF AREA OF PROSPECTS

Prospect Name                       Area                               Block Numbers
-------------                       ----                               -------------
Dawson                              South Timbalier                    160, 176-180, 184-189,
                                                                       204-208, 223-228, 232-235,
                                                                       252, 253, 262, 263

Blackbeard West                     Ship Shoal                         186, 188-190
                                    South Timbalier                    141, 142, 167-170

Blackbeard East                     South Timbalier                    108-110, 143-145, 164-166,
                                                                       171-173, 192, 193, 201

Morgan                              Ship Shoal                         211-214, 234-237, 258, 259
                                    South Timbalier                    196-198, 214-217

Captain Kidd                        Ship Shoal                         238, 256, 257, 260-263, 280-282

Bellamy                             Ship Shoal                         285, 286, 305, 306, 308-310,
                                                                       329, 331

Lafitte                             South Marsh Island                 62-65
                                    Eugene Island                      200, 201, 221, 223, 225, 241,
                                                                       242, 244

Barataria                           Eugene Island                      77-81

SECTION IV:  PRE-EXISTING, CARVED-OUT INTERESTS

OCS-G 22712 (Ship Shoal Block 188)-Five percent of eight-eighths (5% x 8/8) overriding royalty interest in favor of Aviara Energy Corporation.
OCS-G 14439(South Marsh Island Block 80)-Two percent of eight-eighths (2% x 8/8) overriding royalty interest in favor of Lee B. Backsen, et al.

SECTION V:  ADDRESSES OF THE PARTIES

BP Exploration & Production Company              E. P. Zseleczky
501 WestLake Park Boulevard                      Tel:  (281) 366-0939
Houston, Texas 77079                             Fax:  (281) 366-7569

EEX Corporation                                  Ben Davis
2500 CityWest Blvd, Suite 1400                   Tel: (713) 243-3247
Houston, Texas 77042                             Fax: (713) 243-3422